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                                                                    EXHIBIT 10.7



THIS WARRANT AGREEMENT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, ANY SUCH STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT AGREEMENT.



                                WARRANT AGREEMENT


                                     for the


                            Purchase of Common Stock

                                 By and Between



                           BRIGHAM EXPLORATION COMPANY

                                       and

                               SHELL CAPITAL INC.



                                   Dated as of

                                February 17, 2000





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                                TABLE OF CONTENTS

                                                                                                              Page

1.       DEFINITIONS.............................................................................................1

2.       ISSUANCE AND EXERCISE OF WARRANTS.......................................................................6

         2.1      Issuance of Warrants...........................................................................6

         2.2      Manner of Exercise.............................................................................6

         2.3      Payment of Taxes...............................................................................7

         2.4      Fractional Shares..............................................................................7

         2.5      Continued Validity.............................................................................8

         2.6      Conditions to Exercise.........................................................................8

3.       TRANSFERS, DIVISION AND COMBINATION.....................................................................8

         3.1      Transfer.......................................................................................8

         3.2      Division and Combination.......................................................................9

         3.3      Expenses.......................................................................................9

         3.4      Maintenance of Books...........................................................................9

4.       ADJUSTMENTS.............................................................................................9

         4.1      Stock Dividends, Subdivisions and Combinations.................................................9

         4.2      Certain Other Distributions...................................................................10

         4.3      Issuance of Additional Shares of Stock........................................................11

         4.4      Issuance of Warrants or Other Rights..........................................................11

         4.5      Issuance of Convertible Securities............................................................12

         4.6      Superseding Adjustment........................................................................13

         4.7      Other Provisions Applicable to Adjustments Under This Section.................................13

         4.8      Reorganization, Reclassification, Merger, Consolidation or Disposition
                  of Assets.....................................................................................14

5.       NOTICES TO WARRANT HOLDERS.............................................................................15

         5.1      Notice of Adjustments.........................................................................15

         5.2      Notice of Certain Corporate Action............................................................15

6.       REPRESENTATIONS AND WARRANTIES.........................................................................16

7.       CERTAIN COVENANTS......................................................................................17

         7.1      No Impairment.................................................................................17

         7.2      Reservation and Authorization of Common Stock; Registration with, or
                  Approval of, any Governmental Authority.......................................................18


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
8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.....................................................18

9.       RESTRICTIONS ON TRANSFERABILITY........................................................................18

         9.1      Restrictive Legend............................................................................18

         9.2      Notice of Proposed Transfers; Requests for Registration.......................................19

         9.3      Incidental Registration.......................................................................19

         9.4      Registration Procedures.......................................................................20

         9.5      Expenses......................................................................................21

         9.6      Indemnification and Contribution..............................................................21

         9.7      Termination of Restrictions...................................................................24

         9.8      Listing on Securities Exchange................................................................24

10.      SUPPLYING INFORMATION..................................................................................25

11.      LOSS OR MUTILATION.....................................................................................25

12.      OFFICE OF THE ISSUER...................................................................................25

13.      APPRAISAL..............................................................................................25

14.      LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER......................................................25

15.      MISCELLANEOUS..........................................................................................26

         15.1     Non-waiver and Expenses.......................................................................26

         15.2     Notice Generally..............................................................................26

         15.3     Indemnification...............................................................................27

         15.4     Remedies......................................................................................27

         15.5     Successors and Assigns........................................................................27

         15.6     Complete Agreement; Amendment.................................................................27

         15.7     Severability..................................................................................28

         15.8     Headings......................................................................................28

         15.9     Governing Law; Consent to Jurisdiction and Venue..............................................28

         15.10    Consent to Jurisdiction and Venue.............................................................28

         15.11    Counterparts:.................................................................................29

Exhibits:

Exhibit A  -Form of Warrant Certificate...................................................................Exh. A-1


SCHEDULES:

Schedule A   -Capital Stock of the Issuer, Including Shares Subject to
               Outstanding Warrants, Options, Conversion Rights, Etc........................................Sch. A-1

THIS WARRANT AGREEMENT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER, ANY SUCH STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT AGREEMENT.

                                WARRANT AGREEMENT


THIS WARRANT AGREEMENT, dated as of February 17, 2000 (this "Agreement"), is entered into by and between Brigham Exploration Company, a Delaware corporation ("Issuer"), and Shell Capital Inc. a Delaware corporation (the "Warrant Holder" or "SCI").

                              W I T N E S S E T H:


                  WHEREAS, Brigham Oil & Gas, L.P., a limited partnership formed under the laws of the State of Delaware (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each a "Lender" and collectively, the "Lenders"), and the Bank of Montreal, as agent for Lenders under the Credit Agreement (in such capacity, the "Agent"), are parties to that certain Amended and Restated Credit Agreement, of even date herewith (as so amended and restated, the "Credit Agreement"); and

                  WHEREAS, the Issuer has guaranteed the obligations of the Borrower to the Lenders and the Agent;

                  WHEREAS, as a consequence of the contractual relationships between the Borrower and the Lenders, the Issuer has and will continue to receive substantial benefits from the Lenders;

                  WHEREAS, in order to induce the Lenders to enter into the Credit Agreement, the Issuer has agreed to execute and deliver this Agreement and to issue to SCI the warrants herein described;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby stipulate and agree as follows:

1.       DEFINITIONS

         Capitalized terms not otherwise defined herein shall have the meaning set forth in the Credit Agreement. As used in this Agreement, the following terms have the respective meanings set forth below:

         "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Issuer after the Closing Date, other than Warrant Stock or Common Stock issued pursuant to the Equity Conversion Agreement.



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

         "Appraised Value" shall mean, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined without giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Issuer may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month to end prior to such date specified, based on the value of the Issuer, as determined by an investment banking firm (approved by SCI and the Issuer) in accordance with such firm's customary practices, divided by the number of Outstanding shares of Common Stock, after giving pro forma effect to the exercise or conversion of all exercisable or Convertible Securities (including the Warrants) for Common Stock and the payment of the exercise or conversion price therefor.

         "Book Value" shall mean, in respect of any share of Common Stock on any date herein specified, the consolidated book value of the Issuer as of the last day of any month immediately preceding such date, divided by the number of Outstanding shares of Common Stock, after giving pro forma effect to the exercise or conversion of all exercisable or Convertible Securities (including the Warrants) for Common Stock and the payment of the exercise or conversion price therefor, as determined in accordance with GAAP by any firm of independent certified public accountants of recognized national standing selected by the Issuer and reasonably acceptable to SCI.

         "Business Day" shall mean each day which is not a day on which banks in Houston, Texas are generally authorized or obligated by law or executive order to close.

         "Closing Date" shall mean the date hereof.

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean the common stock, $0.01 par value per share, of the Issuer, as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Issuer of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Issuer and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8 of this Agreement) received by or distributed to the holders of Common Stock of the Issuer in the circumstances contemplated by Section 4.8 of this Agreement.

         "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

         "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, (a) if there shall then be a public market for the Common Stock, the average Price per share for the 20 trading days preceding such date; or (b) at any time



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

         that there is no public market for the Common Stock, the fair market value per share of Common Stock on such date as determined reasonably and in good faith by the board of directors of the Issuer (determined without giving effect to any discount for a minority interest, any restrictions on transferability or any lack of liquidity of the Common Stock or to the fact that the Issuer has no class of equity registered under the Exchange Act), such fair market value to be determined by reference to the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell, provided that (i) if Current Market Price is being determined in connection with an issuance of shares of Common Stock, solely to one or more Affiliates of the Issuer, then if so requested by the Required Holders, Current Market Price shall be the Appraised Value; and (ii) Current Market Price shall never be less than Book Value.

         "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, three dollars ninety cents ($3.90) per share as to the Tranche One Warrants, six dollars ($6.00) per share as to the Tranche Two Warrants, and eight dollars ($8.00) per share as to the Tranche Three Warrants, each subject to adjustment from time to time as provided in this Agreement.

         "Demanding Security Holder" shall have the meaning set forth in Section 9.3.

         "Equity Conversion Agreement" shall mean that certain Equity Conversion Agreement of even date herewith among the Issuer, the Borrower and SCI.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Exercise Period" shall mean the period during which the Warrants are exercisable pursuant to Section 2.2.

         "Expiration Date" shall mean the earlier of December 30, 2003 [364 days after final maturity] or two years after the date of full repayment of the Note (as such term is defined in the Credit Agreement).

         "GAAP" shall mean generally accepted accounting principles in the United States of America, as from time to time in effect.

         "Material Adverse Effect" shall mean, as to the Issuer, any material adverse effect on the business, assets, operations, prospects or financial or other condition of the Issuer and its Subsidiaries, taken as a whole.

         "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor thereto.

         "Other Property" shall have the meaning set forth in Section 4.8.

         "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common



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         Stock, except shares then owned or held by or for the account of the
         Issuer or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

         "Permitted Issuances" shall mean (i) the issuance of shares of Common Stock upon exercise of the Warrants or pursuant to the Equity Conversion Agreement or the issuance of Warrants pursuant to the Equity Conversion Agreement, (ii) the issuance of shares relating to any benefit plan, stock option plan or any other compensation plan offered solely to the Issuer's officers and/or employees, (iii) the issuance of shares of Common Stock as consideration for the purchase of any property, stock, business or securities from any Person who is not an Affiliate of the Issuer or any Subsidiary immediately prior to such transaction whether such shares are issued directly by the Issuer or by a Subsidiary of the Issuer in connection with any merger, consolidation or other business combination, (iv) if there shall then be a public market for the Common Stock, the issuance of shares of Common Stock upon receipt by the Issuer of no less than the Current Market Price therefor as described in clause (a) of the definition of "Current Market Price" and (v) if there shall then be no public market for the Common Stock, the issuance of shares of Common Stock, warrants or Convertible Securities on terms that are at least as favorable to the Issuer as terms that could be obtained in an arm's length transaction with third Persons not Affiliates of the Issuer or any Subsidiary and for consideration equal to the fair value of such shares as determined in good faith by a majority of disinterested members of the board of directors of the Issuer.

         "Person(s)" shall mean any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Price" means the average of the "high" and "low" prices as reported in The Wall Street Journal's listing for such day (corrected for obvious typographical errors) or if such shares are not reported in such listing, the average of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are listed or traded, or if such shares are not listed or traded on any national securities exchange, then the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such prices shall not be reported, then the average of the closing bid and asked prices reported by the National Quotations Bureau Incorporated. The "average" Price per share for any period shall be determined by dividing the sum of the Prices determined for the individual trading days in such period by the number of trading days in such period.

         "Registrable Securities" shall mean, at any particular time and as to each Warrant Holder, (i) all shares of common stock issuable upon the exercise of such Warrant Holder's Warrants, (ii) all of such Warrant Holder's issued and outstanding Warrant Stock, and



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         (iii) all shares of common stock issuable upon exercise of SCI's rights under the Equity Conversion Agreement.

         "Registration Expenses" shall have the meaning set forth in Section 9.5 of this Agreement.

         "Registration Statement" shall have the meaning set forth in Section
         9.4 of this Agreement.

         "Required Holders" shall mean the Warrant Holders of Warrants exercisable for an amount exceeding 50% of the aggregate number of shares of Common Stock then purchasable upon exercise of all Warrants, whether or not exercisable.

         "Requirement of Law" shall mean, as to any Person, any requirement contained in any certificate of incorporation, bylaws, or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding such Person or any of the property or to which such Person or any of its property is subject.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of a Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
         Section 9.1 of this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Subsidiary" of a Person means (i) a corporation, a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time of determination, directly or indirectly, owned by such Person or by one or more Subsidiaries of such Person, or
         (ii) any other entity (other than a corporation) in which such Person or one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

         "Tranche One Warrants" shall have the meaning set forth in Section 2.1 of this Agreement.

         "Tranche Two Warrants" shall have the meaning set forth in Section 2.1 of this Agreement.

         "Tranche Three Warrants" shall have the meaning set forth in Section
         2.1 of this Agreement.

         "Transfer Notice" shall have the meaning set forth in Section 9.2 of this Agreement.

         "Warrant Certificate" shall mean a certificate evidencing one or more Warrants, substantially in the form of Exhibit A hereto, with such changes therein as may be required to reflect any adjustments made pursuant to Section 4 of this Agreement.



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         "Warrant Holder" shall mean such Person in whose name the Warrants are registered on the books of the Issuer maintained for such purpose or each Person holding any Warrant Stock. As of the Closing Date, the SCI is the Warrant Holder hereof.

         "Warrant Price" shall mean, for any exercise of Warrants pursuant to
         Section 2.2 of this Agreement, an amount equal to (i) the number of shares of Common Stock being purchased upon such exercise multiplied by
         (ii) the Current Warrant Price applicable to Tranche One Warrants, Tranche Two Warrants or Tranche Three Warrants, as applicable, for each share of Common Stock as of the date of such exercise.

         "Warrant Stock" shall mean the shares of Common Stock purchased by the Warrant Holders upon the exercise thereof.

         "Warrants" shall mean the Warrants issued pursuant to this Agreement, including the Tranche One Warrants, Tranche Two Warrants and Tranche Three Warrants, and all Warrants issued upon transfer, division or combination of, or in substitution for, such Warrants. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised and the Current Warrant Price. A Warrant shall entitle the record holder thereof to purchase from the Issuer one share of Common Stock (subject to adjustment as provided in Section 4 of this Agreement).

2.       ISSUANCE AND EXERCISE OF WARRANTS

2.1 Issuance of Warrants. The Issuer hereby agrees to issue to the Warrant Holder on the Closing Date TWO MILLION FIVE HUNDRED SIXTY-FOUR THOUSAND ONE HUNDRED TWO (2,564,102) Warrants having a Current Warrant Price of three dollars and ninety cents ($3.90) per share of Common Stock (the "Tranche One Warrants"), ONE MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SEVEN (1,666,667) Warrants having a Current Warrant Price of six dollars ($6.00) per share of Common Stock (the "Tranche Two Warrants"), and ONE MILLION TWO HUNDRED FIFTY THOUSAND (1,250,000) Warrants having a Current Price of eight dollars ($8.00) per share ("Tranche Three Warrants"). On the Closing Date, the Issuer shall deliver to the Warrant Holder Warrant Certificates evidencing the Warrants issued to the Warrant Holder.

2.2      Manner of Exercise.

         (a) The Warrant Holder may, from and after the Closing Date until 11:59 p.m., Central Standard Time on the Expiration Date, exercise the Warrants evidenced by a Warrant Certificate, on any Business Day, for all or part of the number of shares of Common Stock purchasable thereunder.

         (b) In order to exercise the Warrants, in whole or in part, the Warrant Holder shall deliver to the Issuer at its principal office at 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas 78730, Attention: Chief Financial Officer, or at the office or agency designated by the Issuer pursuant to
                  Section 12 of this Agreement (the "Principal Office"), (x) a written notice duly executed by the



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

                  Warrant Holder or its agent or attorney, substantially in the form of the form of election to purchase appearing at the end of the Warrant Certificate as Exhibit A thereto, of such Warrant Holder's election to exercise the Warrants, which notice shall specify the number of shares of Common Stock to be purchased, (y) payment of the Warrant Price in the manner provided below, and (z) the Warrant Certificate or Warrant Certificates evidencing the Warrants. Upon receipt thereof, the Issuer shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Warrant Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Warrant Holder shall request in the notice and shall be registered in the name of the Warrant Holder or, subject to Section 9 of this Agreement, such other name as shall be designated in the notice. The Warrants shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Warrant Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with payment of the Warrant Price and the Warrant Certificate or Warrant Certificates, are received by the Issuer as described above and all taxes required to be paid by such Warrant Holder, if any, pursuant to Section 2.3 of this Agreement prior to the issuance of such shares have been paid. If the Warrants evidenced by a Warrant Certificate shall have been exercised, the Issuer shall, at the time of delivery of the certificate or certificates representing the Warrant Stock, deliver to the Warrant Holder a new Warrant Certificate evidencing the rights of the Warrant Holder to purchase the unpurchased shares of Common Stock represented by the old Warrant Certificate, which new Warrant Certificate shall in all other respects be identical to the old Warrant Certificate. Payment of the Warrant Price shall be made in cash in an amount equal to the Warrant Price.

2.3 Payment of Taxes. The Issuer shall pay all expenses in connection with, and all transfer taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Stock. The Issuer shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock issuable upon exercise of Warrants in any name other than that of Warrant Holder, and in such case the Issuer shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Issuer that no such tax or other charge is due.

2.4 Fractional Shares. The Issuer shall not be required to issue a fractional share of Common Stock upon the exercise of Warrants as provided in Section 2(b)(i) and (ii). As to any fraction of a share which the Warrant Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise. If the determination of Current Market Price for purposes of this Section 2.4 would otherwise require an appraisal to be made by an investment



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

         banking firm, then Current Market Price for purposes of this Section
         2.4 only shall mean Book Value per share of Common Stock on the date of exercise, unless a determination of Appraised Value shall have been made within six months prior to such date in which case such Appraised Value shall be utilized for the purposes of determining Current Market Price.

2.5      Continued Validity.

         A holder of Warrant Stock (other than a holder who acquires such shares after the same have been publicly sold pursuant to a Registration Statement under the Securities Act) shall continue to be entitled with respect to such shares to all rights to which it would have been entitled as a holder of Warrant Stock under Sections 9, 10 and 15 of this Agreement. The Issuer will, at the time of each exercise of Warrants or upon the request of the holder of Warrant Stock issued upon the exercise thereof, acknowledge in writing, in form reasonably satisfactory to such holder of Warrant Stock, its continuing obligation to afford to such holder of Warrant Stock all such rights; provided, however, that if such holder of Warrant Stock shall fail to make any such request, such failure shall not affect the continuing obligation of the Issuer to afford to such holder of Warrant Stock all such rights.

2.6      Conditions to Exercise.

         Notwithstanding any other provision of this Agreement, the Warrants shall be exercisable only (i) upon any repayment of the SCI Loans, whether at Maturity or as a prepayment (whether or not required pursuant to Section 2.07 of the Credit Agreement), but only to the extent that (A) such repayment reduces the outstanding principal balance thereof below the then existing Convertible Amount, and (B) the provisions of clauses (ii) and (iii) of Section 2.01(i) of the Equity Conversion Agreement are not applicable with respect to such repayment. The Warrants shall be exercisable in the following order: the Tranche One Warrants shall become exercisable first, as the SCI Loans constituting the Tranche One loans are repaid; the Tranche Two Warrants shall become exercisable second, as the SCI Loans constituting the Tranche Two loans are repaid; and Tranche Three Warrants shall become exercisable last, as the SCI Loans constituting the Tranche Three loans are repaid. Further, notwithstanding any other provision of this Agreement, the number of shares purchasable pursuant to such Warrants shall be the quotient of that part of the Convertible Amount of the relevant Tranche so repaid divided by the relevant Current Warrant Price.

3.       TRANSFERS, DIVISION AND COMBINATION

3.1 Transfer. Subject to compliance with Section 9 of this Agreement, transfer of Warrants, in whole or in part, shall be registered on the books of the Issuer to be maintained for such purposes, upon surrender of the Warrant Certificate representing such Warrants at the principal office of the Issuer referred to in Section 2.2 of this Agreement or the office or agency designated by the Issuer pursuant to Section 12 of this Agreement, together with a written assignment substantially in the form of Exhibit B to the Warrant Certificate and a written agreement, in form reasonably satisfactory to the Issuer, setting forth the new Warrant Holder's agreement to be bound by all of the terms of this Agreement each duly executed by the Warrant Holder or its agent or attorney, and funds sufficient to pay any transfer taxes payable by such Warrant Holder upon the making of such transfer. Upon such surrender and, if required, such payment, the Issuer shall, subject to
         Section 9 of this Agreement, execute and deliver a new Warrant Certificate or Warrant Certificates in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant Certificate or Warrant Certificates evidencing the portion of the old Warrant Certificate not so assigned, and the old Warrant Certificate shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9 of this Agreement, may be exercised by a new Warrant Holder for the purchase of shares of Warrant Stock without having a new Warrant Certificate or new Warrant Certificates issued.

3.2 Division and Combination. Subject to the provisions of Section 9 of this Agreement, any Warrant Certificate may be divided or combined with other Warrant Certificates upon presentation thereof at the aforesaid office or agency of the Issuer, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by a Warrant Holder or its agent or attorney. Subject to compliance with Section 3.1 of this Agreement as to any transfer which may be involved in such division or combination, the Issuer shall execute and deliver a new Warrant Certificate or Warrant Certificates in exchange for the Warrant Certificate or Warrant Certificates to be divided or combined in accordance with such notice.

3.3 Expenses. The Issuer shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant Certificate or Warrant Certificates provided for under this Section 3.

3.4 Maintenance of Books. The Issuer agrees to maintain, at its aforesaid office or agency, books for the registration of, and the registration of transfer of, the Warrants.

4.       ADJUSTMENTS

         The number of shares of Warrant Stock for which Warrants are exercisable, and the price at which such shares may be purchased upon exercise of Warrants, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give each Warrant Holder notice of any event described below which requires an adjustment pursuant to this Section 4 within three (3) Business Days after such event.

4.1 Stock Dividends, Subdivisions and Combinations. If at any time the Issuer shall:

         (a) take a record of the holders of its Common Stock for the other distribution of, Additional Shares of Common Stock,

         (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

         (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

                  then (i) the number of shares of Common Stock for which a Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which a Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and
                  (ii) the Current Warrant Price shall be adjusted to equal the Current Warrant Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment and the denominator of which shall be the number of shares for which a Warrant is exercisable immediately after such adjustment.

4.2 Certain Other Distributions. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

         (a)      cash;

         (b) any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever (other than cash); or

         (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness (other than Convertible Securities), any shares of its stock (other than Additional Shares of Common Stock or Convertible Securities) or any other securities or property of any nature whatsoever;

                  then (i) the number of shares of Common Stock for which a Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock, minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined reasonably and in good faith by the board of directors of the Issuer) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which a Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which a Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the Outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the Outstanding shares of Common Stock within the meaning of
                  Section 4.1 of this Agreement.

4.3      Issuance of Additional Shares of Stock.

         (a) If at any time the Issuer shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then the Current Warrant Price shall be adjusted by multiplying the Current Warrant Price by a fraction, the numerator of which shall be (A) an amount equal to the sum of
                  (X) the number of shares of Common Stock Outstanding immediately prior to such issuance or sale multiplied by the Current Market Price immediately prior to the first to occur of (i) board action by the Issuer authorizing such action or
                  (ii) the public announcement of an intent to take such action, plus (Y) the consideration, if any, received by the Issuer upon such issuance or sale, and the denominator of which shall be (B) the total number of shares of Common Stock Outstanding immediately after such issuance or sale multiplied by the Current Market Price as determined in clause (A) above.

         (b) The provisions of Section 4.3(a) of this Agreement shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Sections 4.1 or 4.2 of this Agreement. No adjustment of the number of shares of Common Stock for which a Warrant shall be exercisable shall be made under Section 4.3(a) of this Agreement upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities
                  (i) if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any such warrants or other rights) pursuant to Section 4.4 or Section 4.5 of this Agreement, (ii) if no adjustment was required pursuant to such sections upon the issuance of such Convertible Securities, warrants or other rights or (iii) in the event the issuance of such Convertible Securities, warrants or other rights predates or is of the same date as this Agreement, if no adjustment would have been required pursuant to such sections upon such issuance had this Agreement been in effect.

4.4 Issuance of Warrants or Other Rights. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, other than Permitted Issuances, whether or not the rights to exchange or convert thereunder are immediately exercisable, and if the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such distribution, issue or sale, then the Current Warrant Price shall be adjusted as provided in Section 4.3(a) of this Agreement on the basis that (A) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to be Outstanding immediately following such issuance, (B) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest possible price per share in any range of prices per share at which such Additional Shares of Common Stock are available to such holders, and (C) the Issuer shall be deemed to have received all of the consideration payable therefor, if any, as of the date of the actual issuance of such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issuance of such Common Stock or of such other rights or upon exercise of such warrants or other rights or upon the actual issuance of such Common Stock upon such conversion or exchange of such Convertible Securities.

4.5 Issuance of Convertible Securities. If at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Convertible Securities, other than Permitted Issuances, whether or not the rights to exchange or convert thereunder are immediately exercisable, and if the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale of Convertible Securities, then the Current Warrant Price shall be adjusted as provided in Section 4.3(a) of this Agreement on the basis that (A) the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to be Outstanding immediately following such issuance, (B) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (C) the Issuer shall be deemed to have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor if any such adjustments shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4 of this Agreement. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to purchase any such Convertible Securities for which adjustments of the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the Current Warrant Price shall be made by reason of such issue or sale.

4.6 Superseding Adjustment. If, at any time after any adjustment of the Current Warrant Price shall have been made pursuant to Section 4.4 or
         Section 4.5 of this Agreement as the result of any issuance of warrants, options, rights or Convertible Securities, and such warrants, options or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, then such previous adjustment shall be rescinded and annulled and, if applicable, the Current Warrant Price shall be recalculated as if all such expired and unexercised warrants, options, rights or Convertible Securities had never been issued.

4.7 Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which a Warrant is exercisable provided for in this Section 4:

         (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined reasonably and in good faith by a majority of the disinterested members of the board of directors of the Issuer.

         (b)      When Adjustments to Be Made. The adjustments required by this
                  Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the number of shares for which the Warrants are exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1 of this Agreement) up to, but not beyond, the date and time of exercise of any Warrants if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% to the number of shares of Common Stock for which the Warrants initially issued pursuant to this Agreement are exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
                  Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (c)      Fractional Interests. In computing adjustments under this
                  Section 4, fractional interests in Common Stock resulting from an issuance of additional Warrants to any Warrant Holder pursuant to this Section 4 shall be taken into account to the nearest 1/10th of a share, subject to Section 2.4 of this Agreement.

         (d) When Adjustment Not Required. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

         (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, any Warrant Holder exercises Warrants, any Additional Shares of Common Stock issuable upon exercise of such Warrant by reason of such adjustment shall be held in escrow for a Warrant Holder by the Issuer to be issued to such Warrant Holder upon and to the extent that the event actually takes place, upon payment of the balance, if any, of the Warrant Price for such Warrant at such date (after taking into account any overpayment of the Warrant Price made at any time of the initial Warrant exercise). Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Issuer and escrowed property returned.

4.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In the event the Issuer shall reorganize its capital, reclassify its capital stock, consolidate or merge with and into another corporation or entity (where the Issuer is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Issuer), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation or entity and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation or entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation or entity ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Issuer, then the Issuer shall, as a condition precedent to such transaction, cause effective provisions to be made so that each Warrant Holder shall have the right thereafter to receive, upon exercise of a warrant, solely the number of shares of "common stock of the successor or acquiring corporation" or of the Issuer, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets, by a holder of the number of shares of Common Stock for which a Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, such provisions shall include the express assumption by the successor or acquiring corporation or entity (if other than the Issuer) of the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Issuer and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the board of directors of the Issuer) to provide for adjustments of shares of the Common Stock for which a Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock or other securities of such corporation or entity and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock or other securities, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants or other rights to subscribe for or purchase any such stock or securities. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

5.       NOTICES TO WARRANT HOLDERS

5.1 Notice of Adjustments. Whenever the number of shares of Common Stock for which a Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Issuer shall forthwith prepare a certificate to be executed by the chief financial officer of the Issuer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the board of directors of the Issuer determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4 of this Agreement), specifying the number of shares of Common Stock for which a Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 of this Agreement) describing the number and kind of any other shares of stock or Other Property for which a Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Issuer shall promptly cause a signed copy of such certificate to be delivered to each Warrant Holder in accordance with Section 15.2 of this Agreement. The Issuer shall keep at its office or agency designated pursuant to
         Section 12 of this Agreement copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Warrant Holder or any prospective purchaser of a Warrant designated by a Warrant Holder thereof.

5.2 Notice of Certain Corporate Action. Each Warrant Holder shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

6.       REPRESENTATIONS AND WARRANTIES

         The Issuer makes the following representations and warranties, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement and shall survive the execution and delivery of this Agreement:

         (a) Due Organization; Etc. The Issuer is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to execute and deliver this Agreement and the Warrant Certificates, to issue the Warrants and to perform its obligations under this Agreement and the Warrant Certificates.

         (b) Due Authorization; No Violation. The execution, delivery and performance by the Issuer of this Agreement and the Warrant Certificates, the issuance of the Warrants and the issuance of the Warrant Stock upon exercise of the Warrants have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under or require any consent under, or result in the creation of any lien or security interest upon the assets of the Issuer pursuant to, any Requirement of Law or any contractual obligation binding upon the Issuer.

         (c) Due Execution; Etc. This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and enforceable obligation of the Issuer. When the Warrants and the Warrant Certificates have been issued as contemplated hereby, (i) the Warrants and the Warrant Certificates will constitute legal, valid, binding and enforceable obligations of the Issuer and (ii) the Warrant Stock, when issued upon exercise of the Warrants in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock with no personal liability attaching to the ownership thereof.

         (d) Capitalization. The total number of shares of all classes of stock that the Issuer shall on the Closing Date have authority to issue is 40,000,000 shares, consisting of (i) 30,000,000 shares of Common Stock, par value $0.01 per share, of which, after giving effect to the transactions contemplated herein and all other issuances of capital stock of the Issuer on or prior to the Closing Date, 14,428,621 shares of Common Stock will be issued and outstanding and 5,480,769 shares of Common Stock will be reserved for future issuance pursuant to this Agreement and (ii) 10,000,000 shares of Preferred Stock, par value $0.01 per share, none of which are presently outstanding. Schedule A sets forth a complete list of the outstanding capital stock of the Issuer, including any options, warrants or rights to purchase the capital stock of the Issuer. The delivery hereunder by the Issuer to the Warrant Holder of the Warrants issued on the Closing Date will transfer and convey to the Warrant Holder good and marketable title to such Warrants and, upon exercise of such Warrants in accordance with this Agreement, good and marketable title to the Common Stock purchased upon such exercise, free and clear of all preemptive rights, liens, charges and encumbrances, except for restrictions on transfer referred to in this Agreement, or arising under the Federal and state securities laws. Except as otherwise disclosed on Schedule A, the Issuer does not have outstanding any stock or securities convertible into or exchangeable for any shares of its stock, nor, except as so set forth, does it have outstanding any agreements, rights or options entitling any person to subscribe for or to purchase any capital stock or securities convertible into or exchangeable for any of its shares of stock.

         (e) Full Disclosure. No information contained in this Agreement, the financial statements referred to in the Credit Agreement or any written statement furnished by or on behalf of the Issuer pursuant to the terms of this Agreement to the Warrant Holder contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which made.

         (f) Warrant Price. The Issuer has taken all corporate action, and obtained all necessary authorizations or exemptions from any public regulatory body or bodies or governmental entity or entities having jurisdiction thereof, as may be necessary in order that the Issuer may validly and legally issue fully paid and non-assessable shares of Common Stock upon to exercise of the warrants at the Warrant Price, as the same may be adjusted pursuant hereto.

         (g) Other Representations and Warranties. The Issuer hereby affirms and reaffirms for the express benefit of the Warrant Holders that the representations and warranties made by the Issuer in that certain Guaranty Agreement dated as of January 26, 1998, as amended, are true and correct, as if made in favor of the Warrant Holder on the date hereof.

7.       CERTAIN COVENANTS

7.1 No Impairment. The Issuer shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of each Warrant Holder against impairment. Without limiting the generality of the foregoing, the Issuer will use reasonable good faith efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable it to perform its obligations under this Agreement.

         Upon the request of a Warrant Holder, the Issuer will, at any time during the period this Agreement is in effect, acknowledge in writing, in form satisfactory to such Warrant Holder, the continuing validity of this Agreement and the obligations of the Issuer hereunder.

7.2 Reservation and Authorization of Common Stock; Registration with, or Approval of, any Governmental Authority. From and after the Closing Date, the Issuer shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrants and payment therefor in accordance with the terms of this Agreement, shall be duly and validly issued and fully paid and non-assessable, and not subject to preemptive rights.

         Before taking any action which would result in an adjustment in the number of shares of Common Stock for which a Warrant is exercisable or in the Current Warrant Price, the Issuer shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies or governmental entity or entities having jurisdiction thereof.

         If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (otherwise than as provided in Section 9 of this Agreement) before such shares may be so issued, the Issuer will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Issuer to the holders of its Common Stock with respect to which any provision of
         Section 4 of this Agreement refers to the taking of a record of such holders, the Issuer will in each such case take such a record as of the close of business on a Business Day. The Issuer will not at any time, except upon dissolution, liquidation or winding up of the Issuer, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrants.

9.       RESTRICTIONS ON TRANSFERABILITY

         The Warrants and the Warrant Stock shall not be transferred before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable state securities laws with respect to the transfer of any Warrant or any Warrant Stock. Each Warrant Holder, by entering into this Agreement and accepting the Warrants, agrees to be bound by the provisions of this Section 9.

9.1 Restrictive Legend. Except as otherwise provided in this Section 9, each certificate representing Warrants or Warrant Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN

         EXEMPTION THEREFROM. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN A WARRANT AGREEMENT, DATED AS OF FEBRUARY 17, 2000, BETWEEN BRIGHAM EXPLORATION COMPANY AND THE INITIAL HOLDERS OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF BRIGHAM EXPLORATION COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST, AND THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND THEREBY."

9.2 Notice of Proposed Transfers; Requests for Registration. Prior to any transfer of any Warrants or any shares of Restricted Common Stock, the Warrant Holder of such Warrants or Restricted Common Stock shall give five days prior written notice to the Issuer of such Warrant Holder's intention to effect such transfer (a "Transfer Notice"). Each Warrant Holder agrees that it will not sell, transfer or otherwise dispose of Warrants or any shares of Restricted Common Stock, in whole or in part, except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such transfer shall bear the restrictive legend set forth in Section 9.1, and each Warrant Certificate issued upon such transfer shall bear the restrictive legend set forth in Section 9.1 of this Agreement, unless in the opinion of the transferee's or Warrant Holder's counsel delivered to the Issuer in connection with such transfer such legend is not required in order to ensure compliance with the Securities Act.

         The Warrant Holders of Warrants and Warrant Stock shall have the right to request registration of such Warrant Stock pursuant to Section 9.3 of this Agreement.

9.3 Incidental Registration. If the Issuer at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "Demanding Security Holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement (i) filed pursuant to demand under the Company's Registration Rights Agreement with Joint Energy Development Investments II Limited Partnership, a Delaware limited partnership, and Enron Capital & Trade Resources Corp., a Delaware corporation, dated August 20, 1998, as amended, or (ii) on Form S-8 or any similar or successor form or any other registration statement relating to an offering of securities solely to the Issuer's existing security holders or employees) to register the offer and sale of its Common Stock for cash, it will give written notice to all Warrant Holders of Warrants or Warrant Stock at least twenty (20) days before the anticipated date of initial filing with the Commission of such Registration Statement, which notice shall set forth the Issuer's intention to effect such a registration, the class or series and number of equity securities proposed to be registered and the intended method of disposition of the securities proposed to be registered by the Issuer. The notice shall offer to include in such filing all of the Warrant Holder's Registrable Securities.

         Each Warrant Holder desiring to have Registrable Securities registered under this Section 9.3 shall advise the Issuer in writing within fifteen (15) days after the date of receipt of such offer from the Issuer, setting forth the amount of such Registrable

         Securities for which registration is requested. The Issuer shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities. If the managing underwriter of a proposed public offering shall advise the Issuer in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Issuer or any Demanding Security Holder would materially and adversely affect the distribution of such securities by the Issuer or such Demanding Security Holders, then all selling security holders (but not the Issuer or the Demanding Security Holders) shall reduce the amount of securities each intended to distribute through such offering on a pro rata basis to the greatest aggregate amount which, in the opinion of such managing underwriter, would not materially and adversely affect the distribution of such securities.

         Nothing in this Section 9.3 shall preclude the Issuer from discontinuing the registration of its securities being effected on its behalf under this Section 9.3 at any time prior to the effective date of the registration relating thereto. Notwithstanding any provision herein, the rights of the Warrant Holder under this Section 9.3 are subject to the express limitations contained in registration rights agreements in effect on the date hereof between the Issuer and other parties; provided, however, that the Issuer shall not on or after the date of this Agreement enter into any registration rights agreement with respect to its securities that conflict with the registration rights granted to the Warrant Holder herein.

9.4 Registration Procedures. If the Issuer is required by the provisions of this Section 9 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Issuer will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such securities (a "Registration Statement") and use its best efforts to cause such Registration Statement to become and remain effective for the period described in paragraph (b) below;

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of 90 days;

         (c) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

         (d) use its best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as each holder of such securities shall request (provided, however, the Issuer shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

         (e) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities; and

         (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of
                  Section 11(a) of the Securities Act.

                  It shall be a condition precedent to the obligation of the Issuer to take any action pursuant to this Section 9 in respect of the securities which are to be registered at the request of any Warrant Holder of Registrable Securities that such Warrant Holder shall furnish to the Issuer such information regarding the securities held by such Warrant Holder and the intended method of disposition thereof as the Issuer shall reasonably request and as shall be required in connection with the action taken by the Issuer.

9.5 Expenses. All expenses incurred in complying with this Section 9, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Issuer, the reasonable fees and expenses of one counsel for the selling security holders (selected by the Person holding the plurality of the securities being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 9.4(d) of this Agreement (all of such expenses shall be collectively referred to herein as "Registration Expenses"), shall be paid by the Issuer; provided, however, the Issuer shall not be responsible for any discount or commission or cost reimbursement to any underwriter in respect of the securities sold by such Warrant Holder of Registrable Securities.

9.6      Indemnification and Contribution.

         (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Section 9, the Issuer shall indemnify and hold harmless each Warrant Holder of such Registrable Securities, such Warrant

                  Holder's directors and officers, each Affiliate of such Warrant Holder, and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Warrant Holder or such participating Person, if any, who controls such Warrant Holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Warrant Holder or any such director or officer or participating Person or Affiliate or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse such Warrant Holder or such director, officer or participating Person or Affiliate or controlling Person for any legal or any other expenses reasonably incurred by such Warrant Holder or such director, officer or participating Person or Affiliate or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage or liability directly arises out of or is directly based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by such Warrant Holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Warrant Holder or such director, officer or participating Person or Affiliate or controlling Person, and shall survive the transfer of such securities by such Warrant Holder.

         (b) Each Warrant Holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Issuer, its directors and officers and each other Person, if any, who controls the Issuer within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Issuer or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) directly arise out of or are directly based upon (i) information in writing provided to the Issuer by such Warrant Holder of such Registrable Securities contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such Warrant Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or (ii) that such Warrant Holder's obligation under this Section 9.6(b) to indemnify and hold harmless the Issuer shall in no event exceed the lesser of (x) the damage attributable solely to the inclusion of such written information in such Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement suffered by the Person or Persons whose claims gave rise to such losses, claims, damages or liabilities and (y) the net proceeds received by such Warrant Holder from the sale of Registrable Securities giving rise to such indemnification.

         (c) If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           The parties hereto agree that it would not be just
                  and equitable if contribution pursuant to this Section 9.6(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this subsection
                  (c), no Warrant Holder shall be required to contribute any amount in excess of the total amount received by it upon the sale of its securities pursuant to the Registration Statement to which the losses, claims, damages, liabilities and expenses referred to above relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Warrant Holders under this subsection (c) to contribute are several and not joint.

         (d) Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under
                  Section 9.6 hereof, except to the
                  extent that the indemnifying party is actually prejudiced by such failure to give notice, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party is entitled to, and does, assume the defense of such claim, the indemnified party shall have the right to employ separate counsel and to participate in the defense thereof, but the fees and expenses of such counsel shall be borne by the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party shall be permitted to consent to the entry of any judgment or to enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

9.7 Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section 9 upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirement of Section 9.1 of this Agreement shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (or Warrant Stock) (i) when and so long as such security shall have been registered under the Securities Act and disposed of pursuant thereto, or (ii) when the Warrant Holder thereof shall have delivered to the Issuer the written opinion of counsel to such Warrant Holder, stating that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 9 shall terminate as to any Warrants or any Restricted Common Stock, as hereinabove provided, the Warrant Holder thereof shall be entitled to receive from the Issuer, at the expense of the Issuer, a new Warrant Certificate or a new certificate representing such Common Stock, as the case may be, not bearing the restrictive legend set forth in Section 9.1 of this Agreement.

9.8 Listing on Securities Exchange. If at any time the Issuer shall list any shares of Common Stock on any securities exchange, it will, at its expense, use its best efforts to list thereon, maintain and, when necessary, increase such listing of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange rules, issuable upon the exercise of the Warrants so long as any shares of Common Stock shall be so listed during the Exercise Period.

10.      SUPPLYING INFORMATION

         The Issuer shall cooperate with each Warrant Holder of a Warrant and each Warrant Holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such Warrant Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.      LOSS OR MUTILATION

         Upon receipt by the Issuer from any Warrant Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of a certificate representing Warrants or Warrant Stock and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Warrant Holder or an Affiliate thereof shall be sufficient indemnity) and in case of mutilation upon surrender and cancellation hereof or thereof, the Issuer will execute and deliver in lieu hereof or thereof a new Warrant or new stock certificate as the case may be, of like tenor to such Warrant Holder; provided, in the case of mutilation, no indemnity shall be required if the certificate representing Warrants or Warrant Stock in identifiable form is surrendered to the Issuer for cancellation.

12.      OFFICE OF THE ISSUER

         As long as any of the Warrants remain outstanding, the Issuer shall maintain an office or agency (which may be the principal executive officers of the Issuer) where the Warrants may be presented for exercise, registration or transfer, division or combination as provided in this Agreement.

13.      APPRAISAL

         The determination of the Appraised Value per share of Common Stock shall be made by an investment banking firm of nationally recognized standing mutually agreed to by the Issuer and the Required Holders. If the investment banking firm selected by the Issuer is not acceptable to the Required Holders and the Issuer and the Required Holders cannot agree on a mutually acceptable investment banking firm, then the Required Holders and the Issuer shall each choose one such investment banking firm and the respective chosen firms shall agree on another investment banking firm which shall make the determination. The Issuer shall retain, at its sole cost, such investment banking firm as may be necessary for the determination of Appraised Value required by the terms of this Agreement.

14.      LIMITATION OF LIABILITY; NO RIGHTS AS STOCKHOLDER

         No provision hereof, in the absence of affirmative action by any Warrant Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Warrant Holder, shall give rise to any liability of such Warrant Holder for the purchase price of any Common Stock or as a stockholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer. Except as may otherwise be provided by law or by separate agreement between a Warrant Holder and the Issuer, no Warrant Holder, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities (other than Warrants) of the Issuer which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any Warrant Holder the rights of a stockholder of the Issuer or the right to vote for the election of directors or upon any matters submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or otherwise, until the Warrants shall have been exercised in accordance with the terms and conditions hereof.

15.      MISCELLANEOUS

15.1 Non-waiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of any holder of Warrant Stock shall operate as a waiver of such right or otherwise prejudice such holder of Warrant Stock's rights, powers or remedies. If the Issuer fails to comply with any provision of this Agreement, the Issuer shall pay to the applicable holder of Warrant Stock such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the holder of Warrant Stock in enforcing any of its rights, powers or remedies hereunder.

15.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery, addressed as follows:

         (a)      If to SCI, as Warrant Holder, at:

                           Address:       910 Louisiana, Suite 5000
                                          Houston, Texas 77002-4916
                           Attention:     Robert L. Roberts, Vice-President
                           Telecopier No. (713) 241-5222

         (b)      If to the Issuer at:

                           Brigham Exploration Company
                           6300 Bridge Point Parkway
                           Building 2, Suite 500
                           Austin, Texas 78730
                           Attention: President
                           Telecopier No.: (512) 427-3300

                  or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.

15.3 Indemnification. Except to the extent otherwise provided in Section 9.6 of this Agreement, the Issuer agrees to indemnify and hold harmless Warrant Holder and its officers, directors, employees, agents, attorneys and Affiliates (each an "Indemnified Party") from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against such Indemnified Party relating to or arising out of
         (i) such Warrant Holder's exercise of the Warrants and/or ownership of any shares of Warrant Stock issued in consequence thereof, or (ii) any litigation to which such Warrant Holder is made a party in its capacity as a stockholder or Warrant Holder of the Issuer; provided, however, that the Issuer will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements (A) arise solely from any violation by such Warrant Holder of any law or regulation applicable to it or (B) are found in a final non-appealable judgment by a court to have resulted from such Warrant Holder's bad faith or willful misconduct or violation of law. The procedures to be followed for claims of indemnification under this
         Section 15.3 shall be as set forth in Section 9.6(d) of this Agreement.

15.4 Remedies. Each Warrant Holder of Warrants and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 9 of this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 9 of this Agreement, and hereby agrees to waive any defense to the contrary in any action for specific performance that a remedy at law would be adequate.

15.5 Successors and Assigns. Subject to the provisions of Sections 3.1 and 9 of this Agreement, this Agreement and the rights evidenced hereby shall inure to the benefit of and be binding upon the successor of the Issuer and the successors and assigns of any Warrant Holder. The provisions of this Agreement are intended to be for the benefit of all Warrant Holders from time to time of the Warrants and Warrant Stock, and shall be enforceable by any such Warrant Holder.

15.6 Complete Agreement; Amendment. This Agreement, the Warrant Certificates, the Equity Conversion Agreement, the Credit Agreement and the Loan Documents constitute the complete agreement among the parties with respect to the subject matter hereof. This Agreement may be modified or amended or the provisions hereof waived only with the written consent of the Issuer and the Required Holders, provided that no Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided herein) or to accelerate the Expiration Date without the prior written consent of the Warrant Holder thereof, and any amendment of Section 9 of this Agreement shall also require the written consent of Warrant Holders of Warrants and/or Warrant Stock representing more than 50% of the total of (i) all shares of Warrant Stock then subject to purchase upon exercise of all Warrants then Outstanding, and (ii) all shares of Warrant Stock then Outstanding.

15.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

15.8 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

15.9 Governing Law; Consent to Jurisdiction and Venue. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

15.10    Consent to Jurisdiction and Venue.

         (a) THE ISSUER AND EACH WARRANT HOLDER HEREBY EXPRESSLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF TEXAS OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS. FINAL JUDGMENT AGAINST SUCH PARTY IN ANY SUCH SUIT SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR AS OTHERWISE PERMITTED BY APPLICABLE LAW, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACTS AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF SUCH PARTY THEREIN DESCRIBED; PROVIDED, HOWEVER, EACH PARTY MAY AT ITS OPTION BRING SUIT, OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST THE OTHER PARTY OR ANY OF ITS ASSETS, IN THE COURTS OF ANY COUNTRY OR PLACE WHERE SUCH PARTY OR SUCH ASSETS MAY BE FOUND.

         (b) THE ISSUER AND EACH WARRANT HOLDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY COURTS OF THE STATE OF TEXAS OR THE UNITED

                  STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

15.11 Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                        BRIGHAM EXPLORATION COMPANY, as Issuer





                                        By:
                                           ------------------------------------
                                        Name:  Curtis F. Harrell
                                        Title: Chief Financial Officer



                                        SHELL CAPITAL INC.,
                                        as Warrant Holder



                                        By:
                                           ------------------------------------
                                        Name:  Robert L. Roberts
                                        Title: Vice President

                                                                    EXHIBIT A TO
                                                               Warrant Agreement



                          (FORM OF WARRANT CERTIFICATE)






THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. SUCH SECURITIES ARE SUBJECT TO THE RESTRICTIONS AND PRIVILEGES SPECIFIED IN THE WARRANT AGREEMENT, DATED AS OF _____________, 2000, BETWEEN BRIGHAM EXPLORATION COMPANY AND THE INITIAL HOLDER OF SECURITIES NAMED THEREIN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF BRIGHAM EXPLORATION COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER HEREOF UPON WRITTEN REQUEST, AND THE HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND THEREBY.

No. ___

                               WARRANT CERTIFICATE

This Warrant Certificate certifies that Shell Capital Inc., or registered assigns thereof, is the holder of ________ warrants (the "Warrants") to purchase shares of common stock of Brigham Exploration Company, a Delaware corporation (the "Company"). Each Warrant entitles the holder, but only subject to the conditions set forth herein and in the Warrant Agreement referred to below, to purchase from the Company before 11:59 p.m., Central Standard Time, on the Expiration Date, as such term is defined in the Warrant Agreement, one fully paid and non-assessable share of common stock of the Company ("Warrant Stock") at a price (the "Exercise Price") of _______________________ ($______) per share of Warrant Stock payable as set forth in the Warrant Agreement. The number of shares of Warrant Stock for which each Warrant is exercisable and the Exercise Price are each subject to adjustment prior to the Expiration Date upon the occurrence of certain events as set forth in the Warrant Agreement.

The Company may deem and treat the registered holders of the Warrants evidenced hereby as the absolute owner thereof (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof and of any distribution to the holders hereof, and for all other purposes.

Warrant Certificates, when surrendered at the office of the Company by the registered holder hereof in person or by a legal representative duly authorized in writing, may be exchanged, in the



                                     EXH A-1
manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of this Warrant Certificate at the office of the Company at 6300 Bridge Point Parkway, Building 2, Suite 500, Austin, Texas 78730, Attention: President, or such other address as the Company may specify in writing to the registered holder of the Warrants evidenced hereby, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate to the transferee(s) and, if less than all the Warrants evidenced hereby are to be transferred, the registered holder hereof, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The Warrant Certificate is one of the Warrant Certificates referred to in the Warrant Agreement, dated as of ____________, 2000, between the Company and the initial holder of Warrants party thereto (the "Warrant Agreement"). Said Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders, and in the event of any conflict between the terms of this Warrant Certificate and the provisions of the Warrant Agreement, the provisions of the Warrant Agreement shall control.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed and its corporate seal to be impressed hereon and attached by its secretary.

Dated:                        , 2000.
       -----------------------

                                        BRIGHAM EXPLORATION COMPANY


                                        By:
                                           ------------------------------
                                        Printed Name:
                                                     --------------------
                                        Title:
                                              ---------------------------


(CORPORATE SEAL)

ATTEST:


--------------------------------------
Secretary


                                    EXH A-2

                                                                    Exhibit A To
                                                             Warrant Certificate


                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrants]


The undersigned registered owner of this Warrant Certificate irrevocably
exercises Warrants for the purchase of shares of Common Stock of [         ] and
herewith makes payment therefor

         $          in cash
          ----

all at the price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement, and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of ____________________ and delivered to _____________________________ whose address is
________________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in the Warrant Certificate, that a new Warrant Certificate of like tenor and date for the balance of the shares of Common Stock issuable thereunder be delivered to the undersigned.



----------------------------------------------
(Name of Registered Owner)



----------------------------------------------
(Signature of Registered Owner)



----------------------------------------------
(Street Address)



----------------------------------------------
(City)         (State)         (Zip Code)



                                    EXH A-3

                                                                    Exhibit B To
                                                             Warrant Certificate


                                 ASSIGNMENT FORM


FOR VALUE RECEIVED the undersigned registered owner of the attached Warrant Certificate hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant Certificate, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee:
                                   -------------------------------

                                            -------------------------

                                            -------------------------

                                            -------------------------

No. of Shares of
Common Stock
             ------

and does hereby irrevocably constitute and appoint_____________________________
attorney-in-fact to register such transfer on the books of [                   ]
maintained for that purpose, with full power of substitution in the premises.

Dated:
              -----------------------------

Name:
        -------------------------------

Signature:
           --------------------------

Witness:
           --------------------------


The assignee named above hereby agrees to purchase and take the attached Warrant Certificate pursuant to and in accordance with the terms and conditions of the
Warrant Agreement, dated as of ______________, 2000, between [                 ]
and the initial Holder named therein and agrees to be bound thereby.

Dated:
       ------------------------------

Name:
      -------------------------------

Signature:
           --------------------------



                         Exh. B-1 to Warrant Certificate

                                   SCHEDULE A

Shares of
Common                                      Stock Options   Total
Stock                                       Outstanding     Warrants
Outstanding                      Vested     Unvested        Outstanding
As of February 16, 2000

14,517,786                       360,671    1,485,390       2,000,000



                                    SCH. A-1